                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2003


                           BioTransplant Incorporated
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    000-28324                 04-3119555
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

    200 Boston Avenue
      Medford, MA                                                  02155
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  (Address of principal                                          (Zip Code)
    executive offices)

       Registrant's telephone number, including area code: (781) 393-8500


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events.

     As previously reported in the Current Report on Form 8-K filed by BioTransplant Incorporated (the "Registrant") with the Securities and Exchange Commission (the "SEC") on February 28, 2003, the Registrant and its wholly-owned subsidiary Eligix, Inc. filed on February 27, 2003 voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The filings were made in the U.S. Bankruptcy Court in Boston, Massachusetts and are being administered under the docket for BioTransplant Incorporated and Eligix, Inc., Case Nos. 03-11585-CJK and 03-11584-CJK, respectively. The Registrant and Eligix, Inc. (collectively, the "Debtors") continue to administer their business and financial affairs as debtors in possession under the Bankruptcy Code.

     Under applicable bankruptcy law, the Registrant is required to file periodically with the United States Trustee various materials, including certain financial information on an unconsolidated basis. This information includes statements, schedules and monthly operating reports in forms prescribed by federal bankruptcy law and the United States' Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines"). Accordingly, on April 15, 2003, the Debtors filed with the United States Trustee their first monthly operating reports and accompanying attachments, which were for the period from February 28, 2003, the day following the Chapter 11 filings, through March 31, 2003 and are attached hereto as Exhibit 99.1.

     The Registrant cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the Guidelines. These materials are unaudited and are prepared in a format and for periods different from that used in the Registrant's consolidated financial statements filed with the SEC under the federal securities laws. Accordingly, the substance and format of these materials do not allow for meaningful comparison with the Registrant's regular publicly-disclosed consolidated financial statements.

     The Registrant further cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtors without audit or review by independent accountants and does not include all footnotes and financial presentations normally required under generally accepted accounting principles in the United States. Moreover, the footnotes to the monthly operating reports contain discussion of possible year-end 2002 adjustments, including potential write-offs of property, plant and equipment, intangible assets and goodwill and the recognition of previously-deferred revenue, that have not been reflected in the financial statements that accompany the monthly operating reports. As such, the information in the monthly operating reports is not indicative of the Registrant's financial condition and operating results for the periods that would be reflected in the Registrant's financial statements in reports filed with the SEC under federal securities laws.

     Furthermore, the information set forth in the monthly operating reports should not be viewed as indicative of future results and should not be used for investment purposes.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

     Exhibit No.      Description
     -----------      -----------
     99.1             Debtors' Monthly Operating Reports, filed with the
                      United States Trustee on April 15, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 24, 2003               BIOTRANSPLANT INCORPORATED

                                    By:  /s/ Donald B. Hawthorne
                                         --------------------------------------
                                         Donald B. Hawthorne
                                         President, Chief Executive Officer and
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.           Exhibit
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Exhibit 99.1          Debtors' Monthly Operating Reports, filed with the
                      United States Trustee on April 15, 2003.